SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 16, 2008

                            Stillwater Mining Company
             (Exact name of registrant as specified in its charter)

          Delaware                     1-13053                  81-0480654
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

1321 Discovery Drive, Billings, Montana                           59102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (406) 373-8700
                                                     --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of a New Principal Officer

      On January 16, 2008, Stillwater Mining Company (the "Company") issued a press release announcing the appointment of Greg R. Struble as Executive Vice President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press release issued on January 16, 2008, by Stillwater Mining Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       STILLWATER MINING COMPANY


Dated:  January 16, 2008                               By:    /s/ John Stark
                                                       Name:  John Stark
                                                       Title: Vice President

                                  EXHIBIT INDEX

Number      Title

99.1        Press release issued on January 16, 2008, by Stillwater Mining
            Company.